the evolution of a business revolution March 2006

safe harbor Statements made by Gevity HR, Inc. in this presentation that are not purely historical may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation, statements regarding Gevity's expectations, hopes, beliefs, intentions or strategies regarding the future. Words such as "may", "will", "should", "could", "would", "predicts", "potential", "continue", "expects", "anticipates", "future", "intends", "plans", "believes", "estimates", and similar expressions, as well as statements in future tense, identify forward-looking statements. Forward-looking statements are based on Gevity's current expectations and beliefs concerning future developments and their potential effects on the company. There can be no assurance that future developments affecting Gevity will be those that the company has anticipated. Forward-looking statements involve a number of risks, uncertainties (some of which are beyond Gevity's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by forward-looking statements, including those risks described in the "Risk Factors" section of the company's Annual Report on Form 10-K and the risks that are described in other reports that Gevity files with the Securities and Exchange Commission. Gevity cautions that these risk factors could cause actual results or outcomes to differ materially from those expressed in any forward-looking statement made by or on behalf of the company. Any forward-looking statement speaks only as of the date on which such statement is made, and Gevity undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors. Further, management cannot assess the impact of each factor on Gevity's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

company profile comprehensive insourced employee management solution that helps small- and medium-sized businesses increase profits, grow sales and improve customer satisfaction 8,200 clients 136,700 client employees served field support and service center in Bradenton, FL over 40 locations, nationwide one of the largest Oracle HRMS applications strong profitably growing business as of 12.31.05 market opportunity (1) america's economic engine small & medium sized businesses: primary driver of economic growth primary source of job growth 49% of U.S. workforce penetrated market 49 51 (1) Source: Dun & Bradstreet.

the engine's challenges small business segment: challenged by economic justification for HR function small and medium sized business segment: challenged by impact of HR practices on performance challenged by stepped demands imposed by HR infrastructure challenged by inefficient multi-vendor environment countless businesses and entrepreneurs have obvious imminent needs 49% of US workforce is underserved from HR perspective gevity's solution provide the premier comprehensive insourced employee management solution for small- and medium-sized businesses, which delivers an HR infrastructure that is: in order to help clients increase profits, grow sales and improve customer satisfaction affordable scalable effective efficient

3 2 1 gevity's solution shared people resources and technology platform insourced expertise and outsourced burdens affordable, scalable effective bundled solution efficient business impact Gevity Institute and Cornell University: effective HR practices and business performance direct correlation exists selection exceptional talent management formal HR processes & procedures professional management standards motivation and retention build a family-like community workforce alignment the right people in the right places at the right times doing the right things improved firm performance high quality develop new products satisfied customers effectively market products sales growth profitability gain market share favorable SMB client attributes and market dynamics lower client concentration lower price sensitivity lower capital investment lower new client acquisition cost shorter sales cycle higher market growth distribution costs constitute entry barrier

SMB competitive landscape services a la carte full service - hro peo payroll processing breadth of service value

SMB competitive landscape model other recurring fee revenue ASO + insurance / service hybrid gevity's evolution PEO HRO co-employed comprehensive insourced solution discounted insurance bundled services performance impact '02 value proposition client employees 99,400 106,500 130,000 op. inc/ ee $51 $246 $430 eps $0.22 $0.62 $1.24 Statistical information is based upon actual year-to-date amounts divided by the average number of client employees paid by month. Represents pro forma earnings per diluted share. See reconciliation of non-GAAP financial information. '03 '04 '05 roe 8% 20% 27% (1) 136,700 $450 $1.31 24% (2)

growth strategy

gevity's future '02 '03 '04 '05 accelerated investments in late 2005 aided successful conclusion of reengineering process last year fundamentals in place pricing existing markets mid-market new geographic markets (new offices) acquisition strategy '06 '07 accelerated investments in future growth opportunistic investments in late 2005 to drive long-term growth and profitability primary areas widen target markets defray insurance risk elevate sales capacity further leverage client satisfaction one-time expenses legal support ? $0.5 million consultant fees ? $1.0 million launch costs ? $1.0 million recruitment costs ? $0.5 million pricing average administration costs gevity's values gevity's professional service fee hr management 1605 0 0 401(k) management 430 0 0 healthcare administration 315 0 0 payroll processing 150 0 0 workers' compensation administration 77 0 0 gevity professional service fee 0 1200 2006 VPO 0 0 250 gevity's value to client Source: HR Management and healthcare based on the Saratoga Institute year 2000 human capital benchmarking report for companies with 1 to 500 employees. Other costs based on internal estimates.

existing market penetration increase BDM count to 160 leverage expanded health carrier offering provide both delivery options custom: 3,300 client employees (1) co-employment:133,400 client employees (1) build on improving stability and productivity of sales force utilize additional tools including salesforce.com (1) as of 12.31.05 year-over- year WSE organic growth (1) (2) total portfolio core portfolio without acquisitions 4Q05 3Q05 2Q05 1Q05 mid-market division mid-market division dedicated team to target prospects with 500 to 5,000 employees 9 existing clients with 10,100 employees new markets division dedicated team to open offices in new geographical locations offices to begin opening in fourth quarter of 2006 acquisition strategy new products and services new geographies bolstering position within existing markets potential long-term international expansion multi-layer growth strategy

financial results

performance review revenue (in thousands) 2002 2003 2004 2005 374654 425827 585481 608797 2002 2003 YTD 2004 13092 28955 42678 (1) From 2002 through 2005 gross profit (in thousands) CAGR = 18% CAGR = 29% (1) (1) 2002 2003 2004 2005 90524 115718 179341 194550

2002 2003 2004 2005 13092 28955 65729 69645 net income (in thousands) ebitda (in thousands) CAGR = 75% CAGR = 99% (1) (1) (2) (1) From 2002 through 2005 (2) See reconciliation of non-GAAP financial information 2002 2003 2004 2005 4737 15391 34618 37378 performance review

2002 2003 2004 2005 0.22 0.62 1.24 1.31 (1) From 2002 through 2005 (2) Represents pro forma earnings per diluted share. See reconciliation of non-GAAP financial information diluted earnings per common share (actual and pro forma) CAGR = 81% (1) (2) performance review performance review 2002 2003 2004 2005 926 1109 1125 1150 professional service fees per average client employee operating income per average client employee 2002 2003 2004 2005 51 246 430 450

2006 guidance (as of 02.28.06) double digit growth* client employees revenues earnings * Excludes impact from potential acquisitions, adoption of FASB standards related to share-based payment to employees and stock repurchase.

gross profit mix 2005 Insurance and other 28 PSF 72 2006E Insurance and other 16 PSF 84 2006 guidance 20% 80% 72% 28%

gevity's unique position profitable growth and financial strength infrastructure that can be leveraged pricing opportunity technology, know-how and distribution in place industry leadership managed insurance risk contact for additional inquiries, please contact: Anne-Marie Megela senior director, investor relations 1.800.2GEVITY (1.800.243.8489), x4672 annemarie.megela@gevity.com reconciliation of non-GAAP financial information (in thousands, except share and per share data) Non-GAAP Financial Information The following tables reconcile the non-GAAP financial information used in this report to their nearest GAAP equivalents. The non-GAAP financial information is included in general to provide investors a more complete and transparent understanding of the company's results and trends. The non-GAAP financial information may not be the same as similarly titled measures used by other companies, should not be construed as alternatives to their nearest GAAP equivalents and should be only used in conjunction with results reported in accordance with GAAP. In the first table below, the company presents pro forma diluted earnings per share for 2004 by adding back the nonrecurring, non-cash charge to retained earnings to accelerate the amortization of the discount associated with its Series A convertible, redeemable preferred stock ("Preferred Stock"), the accretion of redemption value of the Preferred Stock prior to its conversion and the related Preferred Stock dividends. The company believes that showing diluted earnings per share on a pro forma basis is useful to investors because it adjusts for the one time and nonrecurring effects of the conversion of the Preferred Stock into common stock on May 19, 2004. There were no pro forma adjustments for this or other non-GAAP financial information related to the years ended December 31, 2005 and 2003. In the second table below, the company presents EBITDA (earnings before interest, income taxes, depreciation and amortization) to operating income by adding back depreciation and amortization to operating income. The company believes that EBITDA is a useful measure of our liquidity, [provides our board of directors meaningful information], is frequently used by investors, securities analysts and other interested parties [in the evaluation of companies in our industry] and believes that presenting it here provides a measure of consistency in our financial reporting. [EBITDA is also a component of the restrictive covenants contained the company's credit agreement, which require the company to maintain compliance with these covenants and limit certain activities, such as the ability to incur debt. As a result, the company believes that the presentation of EBITDA provides important additional information to investors.]

reconciliation of non-GAAP financial information (in thousands, except share and per share data)

the evolution of a business revolution March 2006